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EX-32

            SECTION 1350 CERTIFICATION OF DARRYL REED AND OLIN GREENE

                           SECTION 1350 CERTIFICATION

In connection with the quarterly report of Next Generation Media, Inc. ("Company") on Form 10-QSB for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 19, 2007               By: /s/  Darryl Reed
                                           Darryl Reed,
                                           Chief Executive Officer


Dated: November 19, 2007               By: /s/  Olin Greene
                                           Olin Greene,
                                           Chief Financial Officer

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NEXT GENERATION MEDIA CORP.

Dated:  November 19, 2007              By: /s/ Darryl Reed
                                           Darryl Reed, CEO